UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23226

Active Weighting Funds ETF Trust

(Exact name of registrant as specified in charter)

200 Vesey Street, 24th Floor
New York, NY 10281

(Address of principal executive offices) (Zip code)

Matthew Clements

Active Weighting Advisors LLC
200 Vesey Street, 24th Floor
New York, NY 10281

(Name and address of agent for service)

Copies to:

John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, D.C. 20004-2541

Registrant's telephone number, including area code: 646-787-0394

Date of fiscal year end: August 31, 2018

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

*Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended August 31, 2018, originally filed with the Securities and Exchange Commission on October 30, 2018 (Accession Number 0001615774-18-011518) to amend Item 1 “Reports to Stockholders.” The purpose of this amendment is to supplement the “Supplemental Information” section of the Annual Shareholder Reports for the Active Weighting Funds ETF Trust and to file a related exhibit. Items 1 (supplemented further herein), and 2 through 12 to this Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on October 30, 2018 (Accession Number 0001615774-18-011518).

ACTIVE WEIGHTING FUNDS ETF TRUST

Supplement dated November 15, 2018

to the Annual Report (the “Report”) dated October 30, 2018

This supplement provides new and additional information beyond that contained in the Report of the EventShares U.S. Policy Alpha ETF (the “Fund”) and should be read in conjunction with the document.

Item 1: Reports to Stockholders

The following information is added on page 21 under the section titled “Supplemental Information (Unaudited)”:

Change in Independent Registered Public Accounting Firm

On June 28, 2018, the Audit Committee of the Board of Trustees (the “Board”) for the Active Weighting Funds ETF Trust (the "Trust") selected Cohen & Co, Ltd (“Cohen”) as the independent registered public accounting firm to audit the EventShares U.S. Policy Alpha ETF’s (the “Fund”) financial statements for the fiscal year ending August 31, 2018, which is the Fund’s first fiscal year and corresponding audit. During the Fund’s fiscal year ended August 31, 2018, neither the Fund nor anyone on its behalf consulted Cohen & Co on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The selection of Cohen does not reflect any disagreements with the Trust or the Board and the Trust’s prior auditor, Ernst & Young LLP (“EY”). The decision to dismiss EY was approved by the Trust’s Audit Committee and Board on June 28, 2018. Due to the fact that fiscal year ended August 31, 2018 was the Fund’s first fiscal year of operations, EY has not previously issued an opinion on the Fund’s financial statements, including an opinion that contained an adverse opinion or disclaimer of opinion, nor were any financial statements qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal year ended August 31, 2018, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund’s fiscal year ended August 31, 2018, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

The Fund has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the statements contained above. A copy of the letter from EY to the Securities and Exchange Commission is filed as an exhibit hereto.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Active Weighting Funds ETF Trust

By (Signature and Title)*	/s/ Jonathon Clements
Jonathon Clements, President and Principal Executive Officer
(principal executive officer)

Date	11/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jonathon Clements
Jonathon Clements, President and Principal Executive Officer
(principal executive officer)

Date	11/15/2018

By (Signature and Title)*	/s/ Matthew Clements
Matthew Clements, Principal Financial Officer
(principal financial officer)

Date	11/15/2018

*	Print the name and title of each signing officer under his or her signature.